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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 1998


                              MEDITRUST CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-08131                    95-3520818
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


     197 First Avenue, Suite 300
            Needham, MA                                             02194
(address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (781) 433-6000


                           MEDITRUST OPERATING COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-08132                   96-3419438
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


     197 First Avenue, Suite 100
            Needham, MA                                              02194
(address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (781) 453-8062

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Item 5. Other Events

     In connection with the offering by Meditrust Corporation (the "Corporation") of up to 8,050,000 depositary shares (the "Depositary Shares"), each representing 1/10th of a share of 9% Series A Cumulative Redeemable Preferred Stock (the "Preferred Stock"), $.10 par value per share, of Meditrust Corporation, the Corporation hereby files the following Exhibits: (i) the Underwriting Agreement; (ii) Certificate of Designation for Preferred Stock;
(iii) Form of Certificate evidencing the Preferred Stock; and (iv) Form of Deposit Agreement for Depositary Shares, including form of Depositary Receipt.


Item 7. Financial Statement and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         See the index to Exhibits attached hereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: June 16, 1998                         MEDITRUST CORPORATION


                                            By: /s/ Michael S. Benjamin
                                                --------------------------------
                                                 (Signature)

                                            Name: Michael S. Benjamin
                                            Title: Senior Vice President,
                                                   Secretary and
                                                   Corporate Counsel


                                            MEDITRUST OPERATING COMPANY


                                            By: /s/ Michael Bohnen
                                                --------------------------------
                                                    (Signature)

                                            Name: Michael J. Bohnen
                                            Title: Secretary


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Exhibit No.   Description
-----------   -----------

1.1           Underwriting Agreement

4.1           Certificate of Designation for Preferred Stock

4.2           Form of Certificate Evidencing Shares of Preferred Stock

4.3 Form of Deposit Agreement for Depositary Shares, including form of Depositary Receipt